UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 15, 2005

iVOW, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2101 Faraday Avenue, Carlsbad, California 92008

(Address of principal executive offices, with zip code)

(760) 603-9120

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 Departure of Chief Financial Officer.  On August 15, 2005, Howard Sampson tendered his resignation as the Vice President and Chief Financial Officer of iVOW, Inc. to be effective at the close of business on August 15, 2005.

(c)                                  Appointment of New Chief  Financial Officer.  Effective at the close of business on August 15, 2005, J. Bradford Hanson will serve as the Company’s new Vice President and Chief Financial Officer, replacing Howard Sampson.  Prior to joining iVOW, Mr. Hanson spent the last five years as an independent consultant assisting companies with Securities and Exchange Commission compliance.  Over the past two years, Mr. Hanson has led several engagements related to Sarbanes-Oxley compliance.

 A copy of the press release is furnished as Exhibit 99.1 attached hereto.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

The following exhibit is filed with this current report:

Exhibit No.	Description
99.1	Press Release, dated August 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.

Date: August 15, 2005	By:	/s/	MICHAEL H. OWENS
Michael H. Owens, M.D.
Chief Executive Officer